EXHIBIT 23.1




Daniel Kenia P.C.
CERTIFIED PUBLIC ACCOUNTANT
(717) 836-3868

                                                 49 BRIDGE STREET
                                              TUNKHANNOCK, PA 18657





The Board of Directors
Grange National Banc Corp.

We consent to the use of our reports incorporated herein by reference in the Registration Statement.


                                 /s/ Daniel Kenia, P.C.
                                 Daniel Kenia, P.C.

June 12, 1997